UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  November 10, 2017

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
(Exact name of registrant as specified in charter)

Delaware	001-14303	38-3161171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (313) 758-2000
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On November 10, 2017, an affiliate of American Securities LLC (the “Selling Stockholder”) sold 15,000,000 shares of common stock, par value $0.01 per share (the “Common Stock”) of American Axle & Manufacturing Holdings, Inc. (the “Company”), pursuant to an Underwriting Agreement, dated November 7, 2017, among the Company, the Selling Stockholder and Deutsche Bank Securities Inc. (the “Underwriting Agreement”).
The Common Stock was offered pursuant to an effective registration statement on Form S-3 (File No. 333-217033), a related prospectus and a prospectus supplement, each as filed with the Securities and Exchange Commission.
The above description is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated November 7, 2017, among the Company, ASP MD Investco L.P. and Deutsche Bank Securities Inc.

5.1	Opinion of Shearman & Sterling LLP

23.1	Consent of Shearman & Sterling LLP (included in Exhibit 5.1)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

Date: November 14, 2017	By:	/s/ David E. Barnes
David E. Barnes
Vice President & General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit

1.1	Underwriting Agreement, dated November 7, 2017, among the Company, ASP MD Investco L.P. and Deutsche Bank Securities Inc.

5.1	Opinion of Shearman & Sterling LLP

23.1	Consent of Shearman & Sterling LLP (included in Exhibit 5.1)